Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	November 2, 2013	February 2, 2013	October 27, 2012
Assets
Current assets:
Cash and cash equivalents	$55,798	$59,186	$78,667
Accounts receivable, less allowance for uncollectible accounts of $1,310; $1,302; and $1,424	24,942	23,897	25,225
Merchandise inventories	664,901	641,208	634,252
Prepaid expenses	16,801	28,908	15,086
Other current assets	52,249	60,438	49,543
Assets held for disposal	500	—	—
Total current assets	815,191	813,637	802,773
Property and equipment, net of accumulated depreciation of $1,214,802; $1,162,909; and $1,158,656	631,639	657,270	665,529
Goodwill	56,841	46,917	46,917
Deferred income taxes	48,311	47,691	53,011
Other long-term assets	37,265	38,434	35,547
Total assets	$1,589,247	$1,603,949	$1,603,777

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$253,818	$244,696	$258,222
Trade payable program liability	134,703	149,718	125,718
Accrued expenses	225,249	232,277	218,167
Deferred income taxes	59,455	58,441	65,429
Current maturities of long-term debt	2,000	2,000	2,000
Total current liabilities	675,225	687,132	669,536

Long-term debt less current maturities	196,500	198,000	198,000
Other long-term liabilities	49,618	53,818	63,536
Deferred gain from asset sales	117,974	127,427	130,820
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	296,578	295,679	295,086
Retained earnings	436,933	430,148	445,503
Accumulated other comprehensive income (loss)	339	(980)	(10,050)
Treasury stock, at cost - 15,442,779 shares; 15,431,298 shares; and 15,460,049 shares	(252,477)	(255,832)	(257,211)
Total stockholders’ equity	549,930	537,572	541,885
Total liabilities and stockholders’ equity	$1,589,247	$1,603,949	$1,603,777

Supplemental balance sheet information:
Working capital	$139,966	$126,505	$133,237
Current ratio	1.21	1.18	1.20
Accounts payable to inventory ratio	58.4%	61.5%	60.5%
Total debt as a percent of total capitalization	26.5%	27.1%	27.0%
Debt as a percent of total capitalization, net	20.6%	20.8%	18.3%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended					Thirty-nine weeks ended
	November 2, 2013			October 27, 2012		November 2, 2013			October 27, 2012
		%			%		%			%
	Amount	Sales		Amount	Sales	Amount	Sales		Amount	Sales

Merchandise sales	$394,346	77.8		$401,146	78.7	$1,223,813	77.9		$1,226,858	78.7
Service revenue	112,696	22.2		108,462	21.3	347,022	22.1		333,025	21.3
Total revenues	507,042	100.0		509,608	100.0	1,570,835	100.0		1,559,883	100.0
Costs of merchandise sales	267,489	67.8		284,626	71.0	838,126	68.5		863,533	70.4
Costs of service revenue	116,741	103.6		108,942	100.4	349,348	100.7		322,057	96.7
Total costs of revenues	384,230	75.8		393,568	77.2	1,187,474	75.6		1,185,590	76.0
Gross profit from merchandise sales	126,857	32.2		116,520	29.0	385,687	31.5		363,325	29.6
Gross (loss) profit from service revenue	(4,045)	(3.6)		(480)	(0.3)	(2,326)	(0.7)		10,968	3.3
Total gross profit	122,812	24.2		116,040	22.8	383,361	24.4		374,293	24.0
Selling, general and administrative expenses	115,104	22.7		112,028	22.0	354,236	22.6		346,015	22.2
Net loss from dispositions of assets	(67)	—		(221)	—	(213)	—		(232)	—
Operating profit	7,641	1.5		3,791	0.7	28,912	1.8		28,046	1.8
Merger termination fees, net	—	—		(139)	—	—	—		42,816	2.7
Other income	524	0.1		655	0.1	1,367	0.1		1,646	0.1
Interest expense	3,643	0.7		17,057	3.3	10,885	0.7		30,000	1.9
Earnings (loss) from continuing operations before income taxes and discontinued operations	4,522	0.9		(12,750)	(2.5)	19,394	1.2		42,508	2.7
Income tax expense (benefit)	3,509	77.6	(1)	(6,055)	47.5 (1)	9,074	46.8	(1)	15,035	35.4	(1)
Earnings (loss) from continuing operations before discontinued operations	1,013	0.2		(6,695)	(1.3)	10,320	0.7		27,473	1.8
Loss from discontinued operations, net of tax	(49)	—		(64)	—	(124)	—		(122)	—
Net earnings (loss)	964	0.2		(6,759)	(1.3)	10,196	0.7		27,351	1.8

Basic earnings (loss) per share:
Earnings (loss) from continuing operations before discontinued operations	$0.02			$(0.13)		$0.19			$0.51
Discontinued operations, net of tax	—			—		—			—
Basic earnings (loss) per share	$0.02			$(0.13)		$0.19			$0.51

Diluted earnings (loss) per share:
Earnings (loss) from continuing operations before discontinued operations	$0.02			$(0.13)		$0.19			$0.51
Discontinued operations, net of tax	—			—		—			—
Diluted earnings (loss) per share	$0.02			$(0.13)		$0.19			$0.51

Other comprehensive (loss) income:
Defined benefit plan adjustment, net of tax	—			354		—			1,062
Derivative financial instruments adjustment, net of tax	(372)			4,607		1,319			6,537
Other comprehensive (loss) income	(372)			4,961		1,319			7,599
Comprehensive income (loss)	$592			$(1,798)		$11,515			$34,950

(1) As a percentage of earnings (loss) from continuing operations before income taxes and discontinued operations.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Thirty-nine weeks ended	November 2, 2013	October 27, 2012

Cash flows from operating activities:
Net earnings	$10,196	$27,351
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss from discontinued operations	124	122
Depreciation	59,941	59,279
Amortization of deferred gain from asset sales	(9,453)	(9,453)
Amortization of deferred financing costs	1,952	3,703
Stock compensation expense	2,451	622
Deferred income taxes	(478)	14,521
Net loss from disposition of assets	213	232
Loss from asset impairment	4,882	8,802
Other	(322)	(62)
Changes in assets and liabilities:
Decrease in accounts receivable, prepaid expenses and other	18,431	22,510
Increase in merchandise inventories	(23,693)	(20,116)
Increase in accounts payable	7,746	14,510
Decrease in accrued expenses	(6,589)	(4,208)
Decrease in other long-term liabilities	(2,354)	(1,369)
Net cash provided by continuing operations	63,047	116,444
Net cash used in discontinued operations	(193)	(215)
Net cash provided by operating activities	62,854	116,229

Cash flows from investing activities:
Capital expenditures	(38,334)	(36,760)
Proceeds from dispositions of assets	19	15
Acquisitions, net of cash acquired	(10,741)	—
Release of collateral investment	1,000	—
Net cash used in investing activities	(48,056)	(36,745)

Cash flows from financing activities:
Borrowings under line of credit agreements	1,926	1,780
Payments under line of credit agreements	(1,926)	(1,780)
Borrowings on trade payable program liability	114,804	123,408
Payments on trade payable program liability	(129,819)	(82,904)
Payment for finance issuance cost	—	(6,442)
Borrowings under new debt	—	200,000
Debt payments	(1,500)	(295,122)
Proceeds from stock issuance	1,079	1,999
Repurchase of common stock	(2,750)	—
Net cash used in financing activities	(18,186)	(59,061)
Net (decrease) increase in cash and cash equivalents	(3,388)	20,423
Cash and cash equivalents at beginning of period	59,186	58,244
Cash and cash equivalents at end of period	$55,798	$78,667

Supplemental cash flow information:
Cash paid for income taxes	$4,322	$2,635
Cash received from income tax refunds	$51	$—
Cash paid for interest	$9,149	$28,554
Accrued purchases of property and equipment	$2,369	$2,008

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

			Thirteen weeks ended		Thirty-nine weeks ended
			November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012

(a)	Earnings (loss) from continuing operations before discontinued operations		$1,013	$(6,695)	$10,320	$27,473
	Loss from discontinued operations, net of tax		(49)	(64)	(124)	(122)

	Net earnings (loss)		$964	$(6,759)	$10,196	$27,351

(b)	Basic average number of common shares outstanding during period		53,315	53,304	53,363	53,175

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		615	—	599	768

(c)	Diluted average number of common shares assumed outstanding during period		53,930	53,304	53,962	53,943

	Basic earnings (loss) per share:
	Earnings (loss) from continuing operations before discontinued operations	(a) / (b)	$0.02	$(0.13)	$0.19	$0.51
	Discontinued operations, net of tax		—	—	—	—
	Basic earnings (loss) per share		$0.02	$(0.13)	$0.19	$0.51

	Diluted earnings (loss) per share:
	Earnings (loss) from continuing operations before discontinued operations	(a) / (c)	$0.02	$(0.13)	$0.19	$0.51
	Discontinued operations, net of tax		—	—	—	—
	Diluted earnings (loss) per share		$0.02	$(0.13)	$0.19	$0.51

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)
ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Thirty-nine weeks ended
	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012

Capital expenditures	$13,832	$10,413	$38,334	$36,760
Depreciation	$19,756	$19,970	$59,941	$59,279
Non-operating income:
Net rental revenue	$432	$487	$1,032	$1,302
Investment income	42	39	132	133
Merger termination fees, net	—	(139)	—	42,816
Other income	50	129	203	211
Total	$524	$516	$1,367	$44,462

Comparable sales percentages:
Service	0.5%	0.2%	1.6%	0.7%
Merchandise	-3.6%	-3.5%	-1.7%	-2.5%
Total	-2.8%	-2.7%	-1.0%	-1.8%

Total square feet of retail space (including service centers)			12,924,000	12,667,000

Store count
Supercenter			572	562
Service & Tire Center			215	175
Retail Only			6	7
Total			793	744

Sales and gross profit by line of business (A):
Service center revenue	$273,944	$271,370	$841,827	$816,730
Retail sales	233,098	238,238	729,008	743,153
Total revenues	$507,042	$509,608	$1,570,835	$1,559,883

Gross profit from service center revenue, prior to impairment charge	$55,169	$56,592	$171,244	$166,347
Service center revenue impairment charge	(1,153)	(4,618)	(3,493)	(4,618)
Gross profit from service center revenue	$54,016	$51,974	$167,751	$161,729

Gross profit from retail sales, prior to impairment charge	$69,676	$68,250	$217,000	$216,748
Retail sales impairment charge	(880)	(4,184)	(1,390)	(4,184)
Gross profit from retail sales	$68,796	$64,066	$215,610	$212,564

Total gross profit	$122,812	$116,040	$383,361	$374,293

Comparable sales percentages by line of business (A):
Service center revenue	-2.5%	-0.1%	0.4%	1.0%
Retail sales	-3.1%	-5.4%	-2.6%	-4.6%
Total revenues	-2.8%	-2.7%	-1.0%	-1.8%

Gross profit percentage by line of business (A):
Gross profit percentage from service center revenue, prior to impairment charge	20.1%	20.9%	20.3%	20.4%
Impairment charge	(0.4)	(1.7)	(0.4)	(0.6)
Gross profit percentage from service center revenue	19.7%	19.2%	19.9%	19.8%

Gross profit percentage from retail sales, prior to impairment charge	29.9%	28.6%	29.8%	29.2%
Impairment charge	(0.4)	(1.8)	(0.2)	(0.6)
Gross profit percentage from retail sales	29.5%	26.9%	29.6%	28.6%

Total gross profit percentage	24.2%	22.8%	24.4%	24.0%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.